MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1998-1

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Pursuant to the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 (the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of November 13, 1998 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between DC Funding International, Inc., a Delaware corporation, as Transferor, First North American National Bank, a national banking association, as Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


Collection Period Ending                December 31, 2001
Determination Date                       January 8, 2002
Distribution Date                        January 15, 2002

                                                            ---
Class A Accumulation Period ("Y" or "N")?                   N
                                                            ---
Class B Accumulation Period ("Y" or "N")?                   N
                                                            ---
Early Amortization Period ("Y" or "N")?                     N
                                                            ---
Class B Investor Amount paid in full ("Y" or "N")?          Y
                                                            ---


MASTER TRUST INFORMATION

Receivables

1.  The aggregate amount of Receivables less all Receivables in Charged-Off Accounts as of the end of the last day of
    the Collection Period was equal to:                                          $ 1,625,919,510.77

2.  The aggregate amount of Principal Receivables as of the
    end of the last day of the Collection Period (not including
    reduction for Discount Receivables) was equal to:                            $ 1,585,852,178.68

3.  The average Discount Percentage for the Collection Period:                                 2.00%

4.  The aggregate amount of Discount Option Receivables as of
    the end of the last day of the Collection Period was equal to:               $    31,717,043.57

5.  The aggregate amount of Principal Receivables as of the
    end of the last day of the Collection Period (including
    reduction for Discount Receivables) was equal to:                            $ 1,554,135,135.11

6.  The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
    increase for Discount Receivables) was equal to:                             $    40,067,332.09

7.  The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
    increase for Discount Receivables) was equal to:                             $    71,784,375.66

8.  The average amount of Receivables for the Collection
    Period was equal to:
    a. Average Principal Receivables                                             $ 1,537,186,864.31
    b. Average Total Receivables                                                 $ 1,608,453,312.42

9.  The Transferor Amount as of the end of the last day of the
     Collection Period:                                                          $    13,635,135.11

10. Minimum Transferor Amount required as of end of last day of
     Collection Period:                                                          $             0.00

11. The aggregate amount of Principal Charge-Offs for the
    Collection Period was equal to:                                              $    15,763,031.85

12. The aggregate amount of Finance Charge Charge-Offs
    for the Collection Period was equal to:                                      $     3,164,331.50

13. The Excess Funding Account Balance as of the end of the
    last day of the Collection Period                                            $             0.00


Collections

14. The aggregate amount of Principal Collections for the
    Collection Period was equal to:
    a.)  Collection of Principal Receivables:                                    $    98,435,791.13
    b.)  Discount Receivable Collections:                                        $    (1,968,715.82)
                                                                                  ------------------
    c.) Total Principal Receivable Collections:                                  $    96,467,075.31


15. The aggregate amount of Finance Charge Collections for the
    Collection Period was equal to:
    a.)  Collection of Finance Charge Receivables                                $    27,935,142.42
    b.)  Interchange Amount                                                      $     1,963,374.76
    c.)  Discount Receivable Collections                                         $     1,968,715.82
                                                                                  ------------------
    d.)  Total Finance Charge Receivable Collections                             $    31,867,233.00

16. The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
    Account for the Collection Period:                                           $             0.00

17. The aggregate amount of Recoveries for the relevant Collection Period        $     2,644,353.49

18. The aggregate amount of Collections processed for the
    Collection Period:                                                           $   130,978,661.80

Invested Amounts

19. The 1997-2 Net Investment at the end of the last day of the
    Collection Period was equal to:
    a.  Class A                                                                  $   502,500,000.00
    b.  Class B                                                                  $   135,000,000.00
    c.  Collateral Indebtedness Interest                                         $    63,000,000.00
    d.  Class D                                                                  $    99,000,000.00
                                                                                  ------------------
    e.  Total                                                                    $   799,500,000.00

20. The average amount of the 1997-2 Net Investment for the
    Collection Period was equal to:
    a.  Class A                                                                  $   523,105,180.32
    b.  Class B                                                                  $   135,000,000.00
    c.  Collateral Indebtedness Interest                                         $    63,000,000.00
    d.  Class D                                                                  $    99,000,000.00
                                                                                  ------------------
    e.  Total                                                                    $   820,105,180.32


21. The 1998-1 Net Investment at the end of the last day of the
    Collection Period was equal to:
    a.  Class A                                                                  $             0.00
    b.  Class B                                                                  $             0.00
    c.  Collateralized Trust Obligations                                         $             0.00
    d.  Class D                                                                  $             0.00
                                                                                  ------------------
    e.  Total                                                                    $             0.00

22. The average amount of the 1998-1 Net Investment for the
    Collection Period was equal to:
    a.  Class A                                                                  $             0.00
    b.  Class B                                                                  $             0.00
    c.  Collateralized Trust Obligations                                         $    25,239,799.86
    d.  Class D                                                                  $     9,658,677.42
                                                                                  ------------------
    e.  Total                                                                    $    34,898,477.28

23. The 2001-A Net Investment at the end of the last day of the
    Collection Period was equal to:
    a.  Class A-1 Invested Amount                                                $   270,000,000.00
    b.  Class A-2 Invested Amount                                                $   270,000,000.00
    c.  Class B Invested Amount                                                  $    60,500,000.00
                                                                                  ------------------
    d.  Total                                                                    $   600,500,000.00

24. The average amount of the 2001-A Net Investment for the
    Collection Period was equal to:
    a.  Class A-1 Invested Amount                                                $   243,870,967.74
    b.  Class A-2 Invested Amount                                                $   243,870,967.74
    c.  Class B Invested Amount                                                  $    54,664,516.13
                                                                                  ------------------
    d.  Total                                                                    $   542,406,451.61

25. The 2001-B Net Investment at the end of the last day of the
    Collection Period was equal to:
    a.  Class A-1 Invested Amount                                                $    14,000,000.00
    b.  Class A-2 Invested Amount                                                $     9,000,000.00
    c.  Class B Invested Amount                                                  $     3,200,000.00
                                                                                  ------------------
    d.  Total                                                                    $    26,200,000.00

26. The average amount of the 2001-B Net Investment for the
    Collection Period was equal to:
    a.  Class A-1 Invested Amount                                                $     9,161,290.32
    b.  Class A-2 Invested Amount                                                $     9,000,000.00
    c.  Class B Invested Amount                                                  $     2,522,580.65
                                                                                  ------------------
    d.  Total                                                                    $    20,683,870.97

27. The 2001-C Net Investment at the end of the last day of the
    Collection Period was equal to:
    a.  Class A-1 Invested Amount                                                $    50,500,000.00
    b.  Class A-2 Invested Amount                                                $    50,000,000.00
    c.  Class B Invested Amount                                                  $    13,800,000.00
                                                                                  ------------------
    d.  Total                                                                    $   114,300,000.00

28. The average amount of the 2001-C Net Investment for the
    Collection Period was equal to:
    a.  Class A-1 Invested Amount                                                $    16,580,645.16
    b.  Class A-2 Invested Amount                                                $    16,516,129.03
    c.  Class B Invested Amount                                                  $     4,541,935.48
                                                                                  ------------------
    d.  Total                                                                    $    37,638,709.68

29. The aggregate Invested Amount across all series of Investor
    Certificates outstanding as of the end of the last day of the
    Collection Period:                                                           $ 1,540,500,000.00

Series 1998-1 Allocation Percentages

30. The Fixed Allocation Percentage with respect to the Collection Period:
               a.  Class A                                                       %            26.32%
               b.  Class B                                                       %             5.89%
               c.  Collateralized Trust Obligations                              %             3.14%
               d.  Class D                                                       %             4.37%
                                                                                  ------------------
               e.  Series 1998-1 Total                                           %            39.72%

31. The Floating Allocation Percentage with respect to the Collection Period:
               a.  Class A                                                       %             0.00%
               b.  Class B                                                       %             0.00%
               c.  Collateralized Trust Obligations                              %             3.15%
               d.  Class D                                                       %             0.83%
                                                                                  ------------------
               e.  Series 1998-1 Total                                           %             3.98%

Allocation of Collections

32. The Series 1998-1 allocation of Collections of Principal
    Receivables for the Collection Period:
               a.  Class A                                                       $    25,388,966.50
               b.  Class B                                                       $     5,684,096.98
               c.  Collateralized Trust Obligations                              $     3,031,518.39
               d.  Class D                                                       $     4,215,200.01
                                                                                  ------------------
               e.  Series 1998-1 Total                                           $    38,319,781.88


33. The Series 1998-1 allocation of Collections of Finance
    Charge Receivables for the Collection Period:
               a.  Class A                                                       $             0.00
               b.  Class B                                                       $             0.00
               c.  Collateralized Trust Obligations                              $     1,002,865.73
               d.  Class D                                                       $       264,965.48
                                                                                  ------------------
               e.  Series 1998-1 Total                                           $     1,267,831.21

Portfolio Yield and Delinquencies

34. The Portfolio Yield for the  Collection Period:                              %             5.84%

35. The 3-month average Portfolio Yield for the three most recent
    Collection Periods:                                                          %             7.39%

36. The Base Rate for the Collection Period:                                     %             2.34%

37. The 3-month average Base Rate for the three most recent
    Collection Periods:                                                          %             2.83%

38. The 3-month average Portfolio Adjusted Yield:                                %             4.56%

39. The amount of Shared Excess Finance Charge Collections
    allocable to Series 1998-1 with respect to any Finance Charge
    Shortfall in such Series for the Collection Period:                          $             0.00

40. The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
    (a) Delinquent 31 to 60 days                                                 $    43,756,555.19
    (b) Delinquent 61 to 90 days                                                 $    34,004,552.76
    (c) Delinquent 91 days or more                                               $    61,823,962.60

Determination of Monthly Interest

41. Class A Monthly Interest:
               a.  Class A Monthly Interest                                      $             0.00
               b.  Funds allocated and available to pay Class A
                    Monthly Interest for the Collection Period (4.3a)            $             0.00
               c.  Class A Interest Shortfall (b less a)                         $             0.00
               d.  Class A Additional Interest                                   $             0.00

42. Class B Monthly Interest:
               a.  Class B Monthly Interest                                      $             0.00
               b.  Funds allocated and available to pay Class B
                    Monthly Interest for the Collection Period (4.3b)            $             0.00
               c.  Class B Interest Shortfall (b less a)                         $             0.00
               d.  Class B Additional Interest                                   $             0.00

43. CTO Monthly Interest and Class D Monthly Interest:
               a.  CTO/Class D Monthly Interest                                  $       186,338.76
               b.  Funds allocated and available to pay CTO/
                    Class D Monthly Interest for the Collection Period           $     1,360,504.65
               c.  CTO/Class D Interest Shortfall (b less a)                     $             0.00
               d.  CTO/Class D Additional Interest                               $             0.00

Determination of Monthly Principal

44. Class A Monthly Principal (pursuant to section 4.4a):
            (X)a.  Available Principal Collections with respect to such
                   Distribution Date (including Shared Principal Collections):   $             0.00
            (Y)a.  Controlled Accumulation Amount                                $             0.00
               b.  Deficit Controlled Accumulation Amount (prior period)         $             0.00
                                                                                  ------------------
               c.  Controlled Deposit Amount (sum a + b)                         $             0.00
            (Z)a.  Class A Invested Amount (plus the aggregate amount of
               Collections of Principal Receivables transferred to the
               Principal Funding Account with respect to the relevant
               Collection Period)                                                $             0.00
    Class A Monthly Principal (the least of x,y,z)                               $             0.00

45. Class B Monthly Principal (pursuant to section 4.4b)
    (distributable only after payout of Class A)
            (X)a.  Available Principal Collections with respect to such
                   Distribution Date:                                            $             0.00
            (Y)a.  Controlled Accumulation Amount                                $             0.00
               b.  Deficit Controlled Accumulation Amount (prior period)         $             0.00
                                                                                  ------------------
               c.  Controlled Deposit Amount (sum a + b)                         $             0.00
            (Z)a.  Class B Invested Amount (plus the aggregate amount of
               Collections of Principal Receivables transferred to the
               Principal Funding Account with respect to the relevant
               Collection Period)                                                $             0.00
    Class B Monthly Principal (the least of x,y,z)                               $             0.00

46. CTO Monthly Principal (pursuant to section 4.4c)
            (X)a.  Available Principal Collections with respect to such
                   Distribution Date (including proceeds from Reassigned
                   Certificates to Transgeror pursuant to Section 4.):           $    58,723,000.00
            (Y)a.  Controlled Accumulation Amount                                $    48,000,000.00
               b.  Deficit Controlled Accumulation Amount (prior period)         $             0.00
                                                                                  ------------------
               c.  Controlled Deposit Amount (sum a + b)                         $    48,000,000.00
            (Z)a.  Class CTO Invested Amount (plus the aggregate amount of
               Collections of Principal Receivables transferred to the
               Principal Funding Account with respect to the relevant
               Collection Period)                                                $    58,723,000.00
    Class C Monthly Principal (the least of x,y,z)                               $    48,000,000.00

47. Class D Monthly Principal (pursuant to section 4.4d)                         $    10,723,000.00

Available Funds

48. Class A Available Funds
               a.  Class A Finance Charge allocation                             $             0.00
               b.  Prior to Class B Principal Commencement Date, the
                   amount of Principal Funding Investment Proceeds and
                   Reserve Account Investment Proceeds for such prior
                   Collection Period                                             $             0.00
               c.  Any amount of Reserve Account withdrawn and
                   included in Class A Available Funds (section 4.14d)           $             0.00
               d.  Class A Available Funds (sum a-c)                             $             0.00

49. Class B Available Funds
               a.  Class B Finance Charge allocation                             $             0.00
               b.  On or After Class B Principal Commencement Date, the
                   amount of Principal Funding Investment Proceeds and
                   Reserve Account Investment Proceeds for such prior
                   Collection Period                                             $             0.00
               c.  Any amount of Reserve Account withdrawn and
                   included in Class B Available Funds (section 4.14d)           $             0.00
               d.  Class B Available Funds (sum a-c)                             $             0.00

50. CTO Available Funds:
               a.  CTO Finance Charge allocation                                 $     1,095,539.17

51. Class D Available Funds
               a.  Class D Finance Charge allocation                             $       264,965.48


Reallocated Principal Collections

52. Class D Subordinated Principal Collections (to the extent                    $             0.00
    needed to fund Required Amounts)

53. CTO Subordinated Principal Collections (to the extent                        $             0.00
    needed to fund Required Amounts)

54. Class B Subordinated Principal Collections (to the extent                    $             0.00
    needed to fund Required Amounts)

55. Total Reallocated Principal Collections                                      $             0.00


Investor Default Amounts

56. Class A Investor Default Amount                                              $             0.00


57. Class B Investor Default Amount                                              $             0.00


58. CTO Investor Default Amount                                                  $       496,064.55


59. Class D Investor Default Amount                                              $       131,064.39


60. Aggregate Investor Default Amount                                            $       627,128.93


Allocable Amounts for Series 1998-1

61. The Allocable Amount for Series 1998-1 as of the end of the
    Collection Period (Inv Default Amt + Series 98-1 Adjust Amt)
         Class A                                                                 $             0.00
         Class B                                                                 $             0.00
         CTO                                                                     $       496,064.55
         Class D                                                                 $       131,064.39
                                                                                  ------------------
    Aggregate Allocable Amount                                                   $       627,128.93


Required Amounts for Series 1998-1

62. Class A Required Amount (section 4.5a)
            (a)  i.  Class A Monthly Interest for current Distribution
                     Date                                                        $             0.00
                ii.  Class A Monthly Interest previously due but not
                     paid                                                        $             0.00
               iii.  Class A Additional Interest for prior Collection Period
                     or previously due but not paid                              $             0.00
                iv.  Class A Allocable Amount                                    $             0.00
                 v.  Class A Servicing Fee, including previously due but
                     not paid (if FNANB is no longer Servicer)                   $             0.00
            (b)      Class A Available Funds                                     $             0.00
               ------------------------------------------------------         ----------------------
                     Class A Required Amount (sum of i-v minus b)                $             0.00

63. Class B Required Amount (section 4.5b)
            (x)  i.  Class B Monthly Interest for current Distribution
                     Date                                                        $             0.00
                ii.  Class B Monthly Interest previously due but not
                     paid                                                        $             0.00
               iii.  Class B Additional Interest for prior Collection Period
                     or previously due but not paid                              $             0.00
                iv.  Class B Servicing Fee, including previously due but
                     not paid (if FNANB is no longer Servicer)                   $             0.00
                     Class B Available Funds                                     $             0.00
            (y)      Excess of Class B Allocable Amount over
                     funds available to make payments (section 4.8d)             $             0.00
               ------------------------------------------------------         ----------------------
                     Class B Required Amount ((sum of i-iv) minus Class B        $             0.00
                     Available funds plus y)

64. CTO/Class D Required Amount (section 4.5c)
            (x)i.  CTO/Class D Monthly Interest for current
                   Distribution date                                             $       186,338.76
              ii.  CTO/Class D Monthly Interest previously
                   due but not paid                                              $             0.00
             iii.  CTO/Class D Additional Interest for prior
                   Collection Period or previously due but not paid              $             0.00
              iv.  CTO/Class D Servicing Fee, including previously due
                   but not paid (if FNANB is no longer Servicer)                 $             0.00
                   CTO/Class D Available Funds                                   $     1,360,504.65
            (y)    Excess of CTO/Class D Allocable Amount
                   amount over funds available to make payments                  $             0.00
               ------------------------------------------------------         ----------------------
                   CTO/Class D Required Amount ((sum of i-iv minus
                   CTO/Class D Available Funds plus y)                           $             0.00

Investor Charge-Offs

65. The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, CTO Invested
    Amount and Class D Invested Amount
               a.  Class A                                                       $             0.00
               b.  Class B                                                       $             0.00
               c.  CTO                                                           $             0.00
               d.  Class D                                                       $             0.00

66. The aggregate amount of Class B Investor Charge-Offs and the reductions  in the CTO Invested Amount and Class D
    Invested Amount
               a.  Class B                                                       $             0.00
               b.  CTO                                                           $             0.00
               c.  Class D                                                       $             0.00

67. The aggregate amount of CTO Charge-Offs and the reductions in Class D Invested Amount
               a.  CTO                                                           $             0.00
               b.  Class D                                                       $             0.00

Servicing Fee

68. Class A Servicing Fee for the Collection Period                              $             0.00

69. Class B Servicing Fee for the Collection Period                              $             0.00

70. CTO Servicing Fee for the Collection Period                                  $        80,000.00

71. Class D Servicing Fee for the Collection Period                              $        21,136.67

Enhancement
          (18% of total Invested Amount)
72. Required Enhancement Amount
               a. Invested Amount as of the last day of the Collection Period
                  (after taking into account all distributions for the current
                   Distribution Date)                                            $             0.00
               b.  Required Enhancement Amount (line a times 18%)                $             0.00

73. Enhancement Surplus
               a.  Available Cash Collateral Account Amount                      $             0.00
               b.  CTO Invested Amount                                           $             0.00
               c.  Class D Invested Amount                                       $             0.00
                     (after taking into account all distributions for the
                      current Distribution Date)
               d.  Required Enhancement Amount                                   $             0.00
               e.  Available Enhancement Amount                                  $             0.00
               f.  Enhancement Surplus (e plus deposits less d)                  $             0.00
               g.  Enhancement deficiency, deposit excess Finance
                   Charge to Cash Collateral Account                             $             0.00

74. CTO Enhancement
               a.  Enhancement Percentage                                        %            11.00%
               b.  Required CTO Enhancement Amount                               $             0.00
               c.  Available CTO Enhancement Amount                              $             0.00
               d.  CTO Enhancement Surplus                                       $             0.00
               e.  Enhancement deficiency, deposit excess Finance
                   Charge to Cash Collateral Account                             $             0.00

75. Required Cash Collateral Account Amount (greater of line 70 and 71)          $             0.00
    Amount of excess Finance Charge to deposit  to Cash Collateral Account       $             0.00
    Required Draw Amount                                                         $             0.00

Reserve Account

76. Lowest historical 3-month Portfolio Adjusted Yield
    (must be > 4%, or line 74 will adjust accordingly)                           %             3.26%

77. Reserve Account Funding Date (based on line 73)                                         8/15/00

78. Required Reserve Account Amount (after the Reserve Account
    Funding Date, 0.5% times the Adjusted Invested Amount)                       $             0.00

79. Covered Amount                                                               $             0.00

80. Available Reserve Account Amount
               a.  Reserve Draw Amount (Covered Amount - P.F. Proceeds)          $             0.00
               b.  Amount of deposit in the Reserve Account on the
                    Distribution Date                                            $     1,025,242.27
               c.  Reserve Account Investment Proceeds                           $         1,532.27
               d.  Amount on deposit in the Reserve Account at end of relevent
                    Due Period less Investment Proceeds                          $     1,023,710.00
               e.  Required Reserve Account Amount                               $             0.00
               f.  Available Reserve Account Amount (after Reserve Draw)         $             0.00
               g.  Required Reserve Account Deposit on Distribution Date         $             0.00
               h.  Reserve Account Surplus on Distribution Date                  $     1,023,710.00

Principal Funding Account

81. Principal Funding Account Balance as of prior Distribution Date less         $    90,000,000.00
    investment proceeds

82. a.  Daily deposits to the Principal Funding Account during the
          relevant Due Period                                                    $    58,723,000.00
    b.   Principal Funding Account investment proceeds                           $        91,141.17

83. Withdrawal from the Principal Funding Account during the relevant
    Due Period                                                                   $    90,108,830.00

84. Principal Funding Account Balance as of the last day of the
    relevant Due Period less investment proceeds                                 $    58,723,000.00

85. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

Certificate LIBOR Determination

86. Certificate LIBOR Determination date for the Collection Period                         12/13/01

87. Certificate LIBOR rate for the Collection Period                             %          1.89563%

88. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.



               IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of January, 2002.

                            FIRST NORTH AMERICAN NATIONAL BANK,
                            as Servicer


                             By: ____________________________________
                                     Name:  Philip J. Dunn
                                     Title:    Vice President